UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): November 7, 2022

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2022 (the “Grant Date”), the compensation committee of the board of directors of X4 Pharmaceuticals, Inc. (the “Company”) approved special retention and recognition grants of stock appreciation rights (the “SARs”), pursuant to the X4 Pharmaceuticals, Inc. Amended and Restated 2017 Equity Incentive Plan (the “Plan”), to Paula Ragan, Ph.D, the Company’s President and Chief Executive Officer, Adam S. Mostafa, the Company’s Chief Financial Officer and Treasurer, and certain other executive officers of the Company. The recipients will each enter into a stock appreciation right agreement (the “Stock Appreciation Right Agreement”) under the Plan governing the SARs. The SARs have a measurement price per SAR equal to $1.80, the closing price per share of the Company’s common stock as reported on the Nasdaq Capital Market on the Grant Date and each grant of SARs will have a maximum term of ten years from the Grant Date. Unless otherwise determined by the board of directors of the Company, the SARs will be settled in the form of cash upon exercise. The SARs will vest and become exercisable in equal annual installments (rounding down to the nearest whole share, except for the last installment) on the first, second, and third anniversaries of the Grant Date, subject to the recipient remaining an employee of the Company through and including each applicable vesting date. The vesting of the SARs will also accelerate in full upon the occurrence of a Change of Control (as defined in the Stock Appreciation Right Agreement), provided that the recipient remains employed by the Company through the date of such Change of Control. The table below sets forth the SARs awarded to Dr. Ragan, Mr. Mostafa and other executive officers of the Company:

Recipient	Stock Appreciation Rights (#)	Grant Date
Paula Ragan, Ph.D. President and Chief Executive Officer	3,438,335	November 7, 2022
Adam S. Mostafa Chief Financial Officer and Treasurer	1,350,000	November 7, 2022
Other Executive Officers	2,350,000	November 7, 2022

The foregoing description of the form of Stock Appreciation Right Agreement is not complete and is qualified in its entirety by reference to the Form of Stock Appreciation Right Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Form of Stock Appreciation Right Agreement under the X4 Pharmaceuticals, Inc. Amended and Restated 2017 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: November 9, 2022	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer and Treasurer